Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

Note 9. Subsequent Events

On October 24, 2016, the Company received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company will be provided with a compliance period of 180 calendar days, or until April 24, 2017, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). The letter further provided that if, at any time during the 180-day period, the closing bid price of the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation that it has achieved compliance with the minimum bid price requirement. If the Company does not regain compliance by April 24, 2017, an additional 180 days may be granted to regain compliance if the Company (i) meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq (except for the bid price requirement) and (ii) provides written notice of its intention to cure the deficiency during the second 180-day compliance period.

On November 7, 2016, the two funds managed by Sabby converted 200 shares of their Series B Convertible Stock into 200,000 shares of Common Stock.

Note 15. Subsequent Events

On January 5, 2016, January 27, 2016 and March 16, 2016, the two funds managed by Sabby converted 1,665 shares of their Series A Convertible Stock into 900,000 shares of Common Stock.

On January 8, 2016, the Company completed the second closing under the Sabby Purchase Agreement entered into on October 12, 2015 with funds managed by Sabby. The Company issued 5,445 shares of Series A Convertible Preferred Stock with a stated value of $1,000 per share and par value of $0.001. In addition, the Company issued 1,471,622 Series D Warrants to the funds managed by Sabby and 58,865 Series D Warrants to Maxim Group, LLC as underwriter. The Company received proceeds of approximately $5 million, net of $0.5 million in estimated expenses.

On January 11, 2016, the Company received a letter from Nasdaq indicating that the Company had regained compliance with the Nasdaq Listing Requirements.

On January 13, 2016, the Company entered into agreement to sublease its old office space at 3 Twin Dolphin Dr. The Company occupied this space as its corporate headquarters until August 1, 2015.

On January 26, 2016, the Company entered into a distribution agreement with Bemes, Inc., a leading medical equipment Master Distributor, to market and distribute CoSense and Precision Sampling Sets. Under the terms of the agreement, Bemes will have the exclusive right for sales, marketing, distribution and field service activities for CoSense in the United States.

On February 12, 2016, the Series B Warrants expired. On December 31, 2015, the Company had 116,580 Series B Warrants outstanding. Subsequent to December 31, 2015, a number of different Series B warrant holders exercised on a cashless basis 102,300 Series B Warrants and as a result the Company issued 485,202 shares of Common Stock. The remaining 14,280 Series B Warrants expired on February 12, 2016.

On February 12, 2016, the Company entered into an amendment and extension of its lease dated January 13, 2006 at 35 Commerce Drive in Ivyland, Pennsylvania. The amendment and extension effective as of March 1, 2016, includes additional space at 34 Commerce Drive and expires on March 31, 2017.